EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Articles of Incorporation of American Century
            Quantitative Equity Funds dated March 1, 1999 (filed as Exhibit a to
            Post-Effective No. 26 to the Registration Statement on Form N-1A of
            the Registrant, File No. 33-19594, filed on March 31, 1999, and incorporated herein by reference).

EX-99.a2    Certificate of Determination of American Century Quantitative Equity
            Funds.

EX-99.b     Amended and Restated Bylaws dated March 9, 1998 (filed as a part of
            Post-Effective Amendment No. 21 to the Registration Statement on
            Form N1-A of the Registrant, File No. 33-19589, filed on April 15,
            1998, and incorporated herein by reference).

EX-99.d1    Investor Class Management Agreement between American Century
            Quantitative Equity Funds and American Century Investment
            Management, Inc., dated August 1, 1997 (filed as Exhibit 5 to
            Post-Effective Amendment No. 33 to the Registration Statement on
            Form N1-A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Investor Class Management Agreement between
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated March 31, 1998 (filed as Exhibit
            5b to Post-Effective Amendment No. 23 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Investor Class Management Agreement between
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No
            2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Investor Class Management Agreement between
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated September 16, 2000 (filed as
            Exhibit d4 to Post-Effective Amendment No. 30 to the Registration
            Statement on Form N-1A of American Century California Tax-Free and
            Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Advisor Class Management Agreement between American Century
            Quantitative Equity Funds and American Century Investment
            Management, Inc., dated August 1, 1997 and amended as of June 1,
            1998 (filed as Exhibit d3 to Post-Effective Amendment No. 9 to the
            Registration Statement on Form N1-A of American Century Investment
            Trust, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d6    Amendment No. 1 to the Management Agreement (Advisor Class) between
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated September 16, 2000 (filed as
            Exhibit d6 to Post-Effective Amendment No. 36 to the Registration
            Statement on Form N-1A of American Century Target Maturities Trust,
            File No. 2-94608, filed on April 18, 2001, and incorporated herein by reference).

EX-99.d7    Institutional Class Management Agreement between American Century
            Quantitative Equity Funds and American Century Investment
            Management, Inc., dated August 1, 1997 (filed as an Exhibit to
            Post-Effective Amendment No. 20 to the Registration Statement on
            Form N1-A of the Registrant, File No. 33-19589, filed on August 29,
            1997, and incorporated herein by reference).

EX-99.d8    Amendment to the Institutional Class Management Agreement between
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-19589, filed on April 27,
            2000, and incorporated herein by reference).

EX-99.d9    C Class Management Agreement between American Century Target
            Maturities Trust, American Century California Tax-Free and Municipal
            Funds, American Century Government Income Trust, American Century
            Investment Trust, American Century Quantitative Equity Funds,
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e1    Distribution Agreement between American Century Quantitative Equity
            Funds and American Century Investment Services, Inc., dated March
            13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World
            Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Quantitative Equity Funds and American Century Investment
            Services, Inc., dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Quantitative Equity Funds and American Century Investment
            Services, Inc., dated November 20, 2000 (filed as Exhibit e10 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century Quantitative Equity Funds and American Century Investment
            Services, Inc., dated March 1, 2001 (filed as Exhibit e4 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century Quantitative Equity Funds and American Century Investment
            Services, Inc., dated April 30, 2001 (filed as Exhibit e5 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.g1    Master Agreement by and between Commerce Bank N.A. and Twentieth
            Century Services, Inc., dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration Statement of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            February 28, 1997, and incorporated hereby by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on
            Form N1-A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Quantitative
            Equity Funds and American Century Services Corporation, dated August
            1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A of American Century
            Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment to the Transfer Agency Agreement between American Century
            Quantitative Equity Funds and American Century Services Corporation,
            dated March 9, 1998 (filed as Exhibit B9b to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on March
            26, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 1 to the Transfer Agency Agreement between American
            Century Quantitative Equity Funds and American Century Services
            Corporation, dated June 29, 1998 (filed as Exhibit 9b to
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-19589, filed on June 29,
            1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 to the Transfer Agency Agreement between American
            Century Quantitative Equity Funds and American Century Services
            Corporation, dated November 20, 2000 (filed as Exhibit h4 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).

EX-99.h5    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 19,
            2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference). EX-99.i Opinion and Consent of
            Counsel (filed as Exhibit i to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant, File No.
            33-19589, filed on March 31, 1999, and incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP.

EX-99.j2    Consent of KPMG Peat Marwick, LLP, independent auditors (filed as
            Exhibit b11 to Post-Effective Amendment No. 22 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-19589, filed on April 30, 1998, and incorporated herein by reference).

EX-99.j3    Power of Attorney, dated September 16, 2000 (filed as Exhibit j3 to
            Post-Effective Amendment No. 28 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-19589, filed on February
            22, 2001, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan of American
            Century Government Income Trust, American Century Investment Trust,
            American Century International Bond Fund, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds
            (Advisor Class), dated August 1, 1997 (filed as Exhibit m1 to
            Post-Effective Amendment No. 32 to the Registration Statement on
            Form N1-A of American Century Target Maturities Trust, File No.
            2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder Services
            Plan of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class), dated June 29, 1998 (filed as Exhibit
            m2 to Post-Effective Amendment No. 32 to the Registration Statement
            on Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3    Master Distribution and Individual Shareholder Services Plan of
            American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds (C
            Class), dated September 16, 2000 (filed as Exhibit m3 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n     Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Target Maturities Trust
            and American Century Quantitative Equity Funds, dated November 20,
            2000 (filed as Exhibit n to Post-Effective Amendment No. 35 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).